Exhibit 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

Summary

($ Millions)

	2Q 2008	2Q 2007

Reported Net Income	$2,297	$1,412
EPS - Diluted	$2.78	$1.68

Core Results	$2,300	$943
EPS - Diluted	$2.79	$1.12

Total Worldwide Production (mboe/day)	588	558

Total Worldwide Crude Oil Realizations ($/BBL)	$110.12	$59.11
Domestic Natural Gas Realizations ($/MCF)	$9.99	$7.07

Wtd. Average Basic Shares O/S (mm)	821.3	837.7
Wtd. Average Diluted Shares O/S (mm)	825.5	841.8

	YTD 2008	YTD 2007

Reported Net Income	$4,143	$2,624
EPS - Diluted	$5.01	$3.11

Core Results	$4,119	$1,731
EPS - Diluted	$4.98	$2.05

Total Worldwide Production (mboe/day)	598	559

Total Worldwide Crude Oil Realizations ($/BBL)	$98.16	$55.34
Domestic Natural Gas Realizations ($/MCF)	$9.09	$6.74

Wtd. Average Basic Shares O/S (mm)	822.5	839.3
Wtd. Average Diluted Shares O/S (mm)	826.9	843.2

Shares Outstanding (mm)	817.1	830.7

Cash Flow from Operations	$5,000	$2,900

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 Second Quarter

Net Income (Loss)

($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$3,806			$3,806

Chemical	144			144

Midstream, marketing and other	161			161

Corporate
Interest expense, net	(7)			(7)

Other	(133)			(133)

Taxes	(1,671)			(1,671)

Income from continuing operations	2,300	-		2,300
Discontinued operations, net of tax	(3)	3	Discontinued operations, net	-
Net Income	$2,297	$3		$2,300

Basic Earnings Per Common Share
Income from continuing operations	$2.80
Discontinued operations, net	-
Net Income	$2.80			$2.80

Diluted Earnings Per Common Share
Income from continuing operations	$2.78
Discontinued operations, net	-
Net Income	$2.78			$2.79

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 Second Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$1,658	$(23)	Sale of oil & gas interests	$1,632
		(3)	Legal settlements

Chemical	158			158

Midstream, marketing and other	25			25

Corporate
Interest expense, net	6	(5)	Debt purchases	1

Other	202	(284)	Sale of Lyondell shares	(82)

Taxes	(904)	113	Tax effect of adjustments	(791)

Income from continuing operations	1,145	(202)		943
Discontinued operations, net of tax	267	(267)	Discontinued operations, net	-
Net Income	$1,412	$(469)		$943

Basic Earnings Per Common Share
Income from continuing operations	$1.36
Discontinued operations, net of tax	0.32
Net Income	$1.68			$1.13

Diluted Earnings Per Common Share
Income from continuing operations	$1.36
Discontinued operations, net of tax	0.32
Net Income	$1.68			$1.12

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 First Six Months

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$6,694			$6,694

Chemical	323			323

Midstream, marketing and other	284			284

Corporate
Interest expense, net	(7)			(7)

Other	(210)			(210)

Taxes	(2,965)			(2,965)

Income from continuing operations	4,119	-		4,119
Discontinued operations, net of tax	24	(24)	Discontinued operations, net	-
Net Income	$4,143	$(24)		$4,119

Basic Earnings Per Common Share
Income from continuing operations	$5.01
Discontinued operations, net	0.03
Net Income	$5.04			$5.01

Diluted Earnings Per Common Share
Income from continuing operations	$4.98
Discontinued operations, net	0.03
Net Income	$5.01			$4.98

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 First Six Months

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$3,541	$(412)	Sale of Russian operations	$2,994
		(112)	Legal settlements
		(23)	Sale of oil & gas interests
Chemical	295			295

Midstream, marketing and other	143			143

Corporate
Interest expense, net	(175)	167	Debt purchases	(8)

Other	98	(284)	Sale of Lyondell shares	(139)
		47	Facility closure

Taxes	(1,588)	34	Tax effect of adjustments	(1,554)

Income from continuing operations	2,314	(583)		1,731
Discontinued operations, net of tax	310	(310)	Discontinued operations, net	-
Net Income	$2,624	$(893)		$1,731

Basic Earnings Per Common Share
Income from continuing operations	$2.76
Discontinued operations, net of tax	0.37
Net Income	$3.13			$2.06

Diluted Earnings Per Common Share
Income from continuing operations	$2.74
Discontinued operations, net of tax	0.37
Net Income	$3.11			$2.05

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Items Affecting Comparability of Core Results Between Periods

The item(s) below are included in core results and are shown in this table because they affect the comparability between periods.

Pre-tax Income / (Expense)	Second Quarter		Six Months
	2008	2007	2008	2007
Corporate
Environmental remediation	(26)	(6)	(30)	(14)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR TO-DATE
	2008	2008	2007	2008	2007
REPORTED INCOME	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas (a)	3,806	2,888	1,658	6,694	3,541
Chemicals	144	179	158	323	295
Midstream, marketing and other	161	123	25	284	143
Corporate & other	(140)	(77)	208	(217)	(77)
Pre-tax income	3,971	3,113	2,049	7,084	3,902

Income tax expense
Federal and state	801	606	456	1,407	722
Foreign (a)	870	688	448	1,558	866
Total	1,671	1,294	904	2,965	1,588

Income from continuing operations	2,300	1,819	1,145	4,119	2,314

Worldwide effective tax rate	42%	42%	44%	42%	41%

	2008	2008	2007	2008	2007
CORE RESULTS	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas (a)	3,806	2,888	1,632	6,694	2,994
Chemicals	144	179	158	323	295
Midstream, marketing and other	161	123	25	284	143
Corporate & other	(140)	(77)	(81)	(217)	(147)
Pre-tax income	3,971	3,113	1,734	7,084	3,285

Income tax expense
Federal and state	801	606	343	1,407	688
Foreign (a)	870	688	448	1,558	866
Total	1,671	1,294	791	2,965	1,554

Core results	2,300	1,819	943	4,119	1,731

Worldwide effective tax rate	42%	42%	46%	42%	47%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

	2008	2008	2007	2008	2007
	QTR 2	QTR 1	QTR 2	6 Months	6 Months
	582	488	300	1,070	588

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 Second Quarter Net Income (Loss)

Reported Income Comparison

	Second	First
	Quarter	Quarter
	2008	2008	B / (W)
Oil & Gas	$3,806	$2,888	$918
Chemical	144	179	(35)
Midstream, marketing and other	161	123	38
Corporate
Interest expense, net	(7)	-	(7)
Other	(133)	(77)	(56)
Taxes	(1,671)	(1,294)	(377)
Income from continuing operations	2,300	1,819	481
Discontinued operations, net	(3)	27	(30)
Net Income	$2,297	$1,846	$451

Earnings Per Common Share
Basic	$2.80	$2.24	$0.56
Diluted	$2.78	$2.23	$0.55

Worldwide Effective Tax Rate	42%	42%	0%

OCCIDENTAL PETROLEUM

2008 Second Quarter Net Income (Loss)

Core Results Comparison

	Second	First
	Quarter	Quarter
	2008	2008	B / (W)
Oil & Gas	$3,806	$2,888	$918
Chemical	144	179	(35)
Midstream, marketing and other	161	123	38
Corporate
Interest expense, net	(7)	-	(7)
Other	(133)	(77)	(56)
Taxes	(1,671)	(1,294)	(377)
Core Results	$2,300	$1,819	$481

Core Results Per Common Share
Basic	$2.80	$2.21	$0.59
Diluted	$2.79	$2.20	$0.59

Worldwide Effective Tax Rate	42%	42%	0%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM Oil & Gas Variance Analysis 2Q08 vs. 1Q08 ($ Millions)

* Higher operating expenses

OCCIDENTAL PETROLEUM Chemical Variance Analysis 2Q08 vs. 1Q08 ($ Millions)

* Higher energy and feedstock costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 Second Quarter Net Income (Loss)

Reported Income Comparison

	Second	Second
	Quarter	Quarter
	2008	2007	B / (W)
Oil & Gas	$3,806	$1,658	$2,148
Chemical	144	158	(14)
Midstream, marketing and other	161	25	136
Corporate
Interest expense, net	(7)	6	(13)
Other	(133)	202	(335)
Taxes	(1,671)	(904)	(767)
Income from continuing operations	2,300	1,145	1,155
Discontinued operations, net	(3)	267	(270)
Net Income	$2,297	$1,412	$885

Earnings Per Common Share
Basic	$2.80	$1.68	$1.12
Diluted	$2.78	$1.68	$1.10

Worldwide Effective Tax Rate	42%	44%	2%

OCCIDENTAL PETROLEUM

2008 Second Quarter Net Income (Loss)

Core Results Comparison

	Second	Second
	Quarter	Quarter
	2008	2007	B / (W)
Oil & Gas	$3,806	$1,632	$2,174
Chemical	144	158	(14)
Midstream, marketing and other	161	25	136
Corporate
Interest expense, net	(7)	1	(8)
Other	(133)	(82)	(51)
Taxes	(1,671)	(791)	(880)
Core Results	$2,300	$943	$1,357

Core Results Per Common Share
Basic	$2.80	$1.13	$1.67
Diluted	$2.79	$1.12	$1.67

Worldwide Effective Tax Rate	42%	46%	4%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM Oil & Gas Variance Analysis 2Q08 vs. 2Q07 ($ Millions)

* DD&A rate increase (40) and higher operating expenses

OCCIDENTAL PETROLEUM Chemical Variance Analysis 2Q08 vs. 2Q07 ($ Millions)

* Higher energy and feedstock costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2008	2007	2008	2007
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBL)
California	84	93	86	89
Permian	169	163	170	164
Midcontinent and Rockies	5	3	4	4
Total	258	259	260	257
Natural Gas (MMCF)
California	238	268	241	250
Permian	190	187	184	192
Midcontinent and Rockies	174	154	166	152
Total	602	609	591	594
Latin America
Crude Oil (MBL)
Argentina	22	34	29	33
Colombia	43	44	43	43
Total	65	78	72	76
Natural Gas (MMCF)
Argentina	14	28	18	25
Bolivia	21	18	21	16
Total	35	46	39	41
Middle East / North Africa
Crude Oil (MBL)
Oman	21	19	20	21
Dolphin	19	-	20	-
Qatar	45	47	46	46
Yemen	20	25	23	28
Libya	27	19	23	23
Total	132	110	132	118
Natural Gas (MMCF)
Oman	25	32	23	29
Dolphin	163	-	182	-
Total	188	32	205	29

Barrels of Oil Equivalent (MBOE)

Subtotal consolidated subsidiaries	593	561	603	562
Other interests
Colombia - minority interest	(7)	(6)	(7)	(6)
Yemen - Occidental net interest	2	3	2	3
Total worldwide production - MBOE	588	558	598	559

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2008	2007	2008	2007

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	114.88	58.19	102.47	55.09
Natural gas ($/MCF)	9.99	7.07	9.09	6.74

Latin America
Crude Oil ($/BBL)	87.78	52.57	76.47	49.19
Natural Gas ($/MCF)	4.50	2.26	4.11	2.12

Middle East / North Africa
Crude Oil ($/BBL)	113.64	66.21	103.47	60.42

Total Worldwide
Crude Oil ($/BBL)	110.12	59.11	98.16	55.34
Natural Gas ($/MCF)	7.71	6.46	6.87	6.20

	Second Quarter		Six Months
	2008	2007	2008	2007
Exploration Expense
Domestic	$25	$9	$32	$27
Latin America	11	8	26	31
Middle East / North Africa	36	61	76	114
Other Eastern Hemisphere	(14)	15	(2)	23
TOTAL REPORTED	$58	$93	$132	$195

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
Capital Expenditures ($MM)	2008	2007	2008	2007
Oil & Gas
California	$201	$147	$365	$275
Permian	109	125	200	253
Midcontinent and Rockies	86	57	134	100
Latin America	210	109	390	223
Middle East / North Africa	262	316	528	609
Other Eastern Hemisphere	-	6	-	7
Chemicals	95	48	145	75
Midstream, marketing and other	94	39	159	82
Corporate	59	3	63	6
TOTAL	$1,116	$850	$1,984	$1,630

Depreciation, Depletion &	Second Quarter		Six Months
Amortization of Assets ($MM)	2008	2007	2008	2007
Oil & Gas
Domestic	$248	$248	$503	$486
Latin America	83	88	188	178
Middle East / North Africa	187	132	377	285
Chemicals	82	77	164	150
Midstream, marketing and other	16	15	33	31
Corporate	5	4	9	8
TOTAL	$621	$564	$1,274	$1,138

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	30-Jun-08	31-Dec-07
CAPITALIZATION

Long-Term Debt (including current maturities)	$1,775	$1,776

Notes Payable	-	12

Others	25	25

Total Debt	$1,800	$1,813

EQUITY	$25,143	$22,823

Total Debt To Total Capitalization	7%	7%